FINANCIAL INCOME (EXPENSES), NET	12 Months Ended
Dec. 31, 2014
Other Income and Expenses [Abstract]
FINANCIAL INCOME (EXPENSES), NET
NOTE 9:	FINANCIAL INCOME (EXPENSES), NET

	Year ended December 31,
	2012	2013	2014

Bank charges	$(47)	$(62)	$(63)
Changes in fair value of warrants to purchase preferred shares	(176)	(1,446)	(4,309)
Exchange rate gain (loss), net	121	307	(1,817)

Total expenses	(102)	(1,201)	(6,189)

Interest income	106	77	201

Total financial income (expenses), net	$4	$(1,124)	$(5,988)